                                                                   EXHIBIT 10.10

                                   EXHIBIT C

                   SECOND AMENDED INVESTORS RIGHTS AGREEMENT


          THIS SECOND AMENDED INVESTORS RIGHTS AGREEMENT is entered into as of the 21st day of July, 1993 by and among Pioneer Semiconductor Corporation, a California corporation (the "Company"), those existing holders of Series A Preferred Stock of the Company (the "Series A Investors"), those existing holders of Series B Preferred Stock of the Company (the "Series B Investors"), and those holders of Series C Preferred Stock of the Company set forth in Exhibit A hereto (the "Series C Investors," and collectively with the Series A Investors and the Series B Investors, the "Investors").


                                R E C I T A L S


          1. The Company and the Series C Investors are parties to that certain Series C Preferred Stock Purchase Agreement of even date herewith (the "Series C Agreement"), pursuant to which the Series C Investors purchased from the Company shares of its Series C Preferred Stock.

          2. As consideration for the obligations of the Series C Investors under the Series C Agreement, the Company wishes to enter into this Agreement to provide the Series C Investors certain registration, first refusal and information rights.

          3. The Company, the Series A Investors and the Series B Investors are parties to that certain First Amended Investors Rights Agreement, dated as of December 30, 1991 (the "Amended Agreement"), pursuant to which the Company granted the Series A Investors and the Series B Investors similar registration, first refusal and information rights. The Series A Investors and the Series B Investors wish to become party to this Agreement and to replace the Amended Agreement with this Agreement so as to have consistency between the Investors as to such registration, first refusal and information rights.

          NOW THEREFORE, in consideration of the foregoing and the mutual promises herein contained, the parties agree as follows:


                               A G R E E M E N T


          1. DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

              (a) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement;

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          (b) The term "Registrable Securities" means:  (i) any Common Stock issued or to be issued pursuant to conversion of the Series A Preferred Stock (the "Series A Stock"), Series B Preferred Stock (the "Series B Stock") and Series C Preferred Stock ("Series C Stock") issued by the Company to Investors; and (ii) any other Common Stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of such Series A Stock, Series B Stock and Series C Stock or the shares of Common Stock issued pursuant to conversion of said Series A Stock, Series B Stock and Series C Stock; provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities (A) if and so long as they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction pursuant to an effective registration statement or pursuant to SEC Rule 144, or (B) if in the opinion of counsel to the Company they may be sold in a transaction exempt from the prospectus delivery requirements of the Securities Act so that all transfer restrictions and legends with respect thereto are removed from the consummation of such sale;

          (c) The term "Holder" means any holder of outstanding Registrable Securities who is (i) an Investor; or (ii) any person to which the registration rights provided for in this Agreement shall have been properly assigned in accordance with Section 12 hereof;

          (d) The term "Initiating Holders" means any Holder or Holders making a request for registration pursuant to the provisions of Section 2 hereof; and

          (e) The term "Substantial Amount of Registrable Securities" means at least fifty percent (50%) of the Registrable Securities.

          (f) The term "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the commission thereunder, all as the same shall be in effect at the time.

          (g) The term "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     2.   REQUESTED REGISTRATION.

          (a) REQUESTED REGISTRATION. In the event that the Company, prior to such time as the Company has effected two (2) registrations pursuant to this
Section 2 and such registrations have been declared or ordered effective, the Company shall receive from the Holders of a Substantial Amount of Registrable Securities a written request that the Company effect any registration, qualification or compliance with respect to all or a part of the Registrable Securities with an expected aggregate offering price, net of underwriter's discounts and commissions, to the public of at least $5,000,000, the Company will:

              (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

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

               (ii) as soon as practicable, use its diligent best efforts to effect all such registrations, qualifications and compliances (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under the applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written notice given within fifteen (15) days after receipt of such written notice from the Company; provided that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2:

                    (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                    (B) Prior to the earlier of June 30, 1995 or six (6) months following the effective date of the registration statement pertaining to the first underwritten public offering of securities of the Company for its own account; or

                    (C) If at the time of the request to register Registrable Securities the Company gives notice within thirty (30) days of such request that it is engaged or has fixed plans to engage within sixty (60) days of the time of the request in an initial firmly underwritten registered public offering as to which the Holders may include Registrable Securities pursuant to Sections 2 or 3.

          Subject to the foregoing provisions, the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders.

          (a) UNDERWRITING. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company and shall designate the underwriter or underwriters to be employed in connection therewith (who shall be selected by the majority in interest of the Initiating Holders with the approval of the Company, which approval shall not be unreasonably withheld) as a part of their request made pursuant to Section 2(a) and the Company shall include such information in the written notice referred to in Section 2(a)(i). In such event, the right of any Holder to registration pursuant to this Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this
Section 2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of

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

Registrable Securities that would otherwise be registered and underwritten pursuant hereto, and the number of shares included in the registration and underwriting shall be allocated among the Holders of Registrable Securities requesting registration in proportion, as nearly as practicable, to the total number of Registrable Securities held by such Holders at the time of filing of the registration statement. No registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

               If any Holder disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided that in the event that the withdrawal of a Holder results in an anticipated aggregate offering price to the public of less than five million dollars ($5,000,000), the Company shall no longer be required to effect such registration pursuant to this Section 2.

               If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account or the account of others in such registration if the underwriter so agrees and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

          (c) DELAY OF REGISTRATION. If the Company shall furnish to the Initiating Holders a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed on or before the date filing would be required and it is therefore essential to defer the filing of such registration statement, then the Company may direct that such request for registration be delayed for a period not in excess of one hundred twenty (120) days such right to delay a request to be exercised by the Company not more than twice in any one-year period.

     3.   COMPANY REGISTRATION.

          (a) NOTICE OF REGISTRATION. If at any time or from time to time, the Company shall determine to register any of its Common Stock, either for its own account or the account of a security holder or holders (other than the Holders), other than a registration relating solely to employee stock option or purchase plans, relating solely to Rule 145 transaction or a registration form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

               (i) promptly give to each Holder written notice thereof which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

               (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in Section 3(b) below.

          (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3(a)(i). In such event the right of any Holder to registration pursuant to this Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 3, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting on a pro rata basis based on the total number of the Registrable Securities held by the Holders and based on the total number of securities (other than Registrable Securities) entitled to registration held by the Holders and by other persons to organizations selling securities pursuant to registration rights granted them by the Company, provided that in connection with any registered public offering other than the initial such offering, no such reduction may reduce the securities being offered by the Holders to less than 30% of the total number of securities included in such registration and underwriting. The Company shall advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto of any such limitations, and the number of shares of Registrable Securities that may be included in the registration. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities so withdrawn shall also be withdrawn from registration.

     4. EXPENSES OF REGISTRATION. All expenses incurred in connection with the registration, qualification or compliance pursuant to Section 2 and any registration, qualification or compliance pursuant to Section 3, including without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company, expenses of any special audits incidental to or required by such registration and the fees and disbursements of one counsel retained by the Holders of Registrable Securities covered by such registration, qualification or compliance shall be borne by the Company, except that:

          (a) The Company shall not be required to pay for expenses of any registration proceeding begun pursuant to Section 2, the request of which has been subsequently withdrawn by the Initiating Holders, in which case, such expenses shall be borne by the Holders of securities (including Registrable Securities) requesting or causing such withdrawal; and

          (b) The Company shall not be required to pay underwriters' discounts, commissions, or stock transfer taxes relating to Registrable Securities.

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

     5. REGISTRATION PROCEDURES. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each Holder participating therein advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense (except as otherwise provided in Section 4 above) the Company will:

          (a) keep such registration, qualification or compliance pursuant to Sections 2 or 3 effective for a period of one hundred twenty (120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs;

          (b) furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request;

          (c) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statements as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

          (d) notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

          (e) furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statements with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accounts to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

     6.   INDEMNIFICATION.

          (a) The Company will indemnify each Holder of Registrable Securities, each of its officers and directors, and each person controlling such Holder, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, against all claims, losses, damages, costs, expenses and liabilities whatsoever (or actions in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus,

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

offering circular or other similar document (including any related registration, statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or (ii) any violation by the Company of the Securities Act or any state securities law or of any rule or regulation promulgated under the Securities Act or any state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, except that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or action arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by any Holder and stated to be specifically for use therein or furnished by any Holder to the Company in response to a request by the Company stating specifically that such information, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the amended prospectus filed with the Commission pursuant to Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any Holder if a copy of the Final Prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

          (b) Each Holder will, if Registrable Securities held by or issuable to such Holder are included in the securities to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each underwriter, if any, of the Company's securities covered by such registration statement, each person who controls the Company within the meaning of the Securities Act, and each other Holder, each of such other Holder's officers and directors and each person controlling such other Holder, against all claims, losses, damages, costs, expenses and liabilities whatsoever (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other similar document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and will reimburse the Company, such other Holders, such directors, officers, persons or underwriters for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, cost, expense, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein or furnished by the Holder to the Company in response to a request by the Company stating specifically that

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

such information will be used by the Company therein, except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statements (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the Final Prospectus, such indemnity agreement shall not inure to the benefit of (i) the Company and (ii) any underwriter or any Holder, if there is no underwriter, if a copy of the Final Prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

          (c) Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). The failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this Agreement only to the extent that such failure to give notice shall materially adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. If any such Indemnified Party shall have been advised by counsel chosen by it that there may be one or more legal defenses available to such Indemnified Party that are different from or additional to those available to the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party and will reimburse such Indemnified Party and any person controlling such Indemnified Party for the reasonable fees and expenses of any counsel retained by the Indemnified Party, it being understood that the Indemnifying Party shall not, in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for such Indemnified Party or controlling person, which firm shall be designated in writing by the Indemnified Party to the Indemnifying Party.

     7. INFORMATION BY HOLDER. The Holder or Holders or Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     8. SALE WITHOUT REGISTRATION. If at the time of any transfer of any Registrable Securities, such Registrable Securities shall not be registered under the Securities Act, the Company may require, as a condition of allowing such transfer, that the Holder or transferee furnish to the Company (a) such information as is necessary in order to establish that such transfer may be made without registration under the Securities Act; and (b) at the expense of the Holder or transferee, an opinion by legal counsel designated by such Holder or transferee and reasonably satisfactory in form and substance to the Company, to the effect

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that such transfer may be made without registration under the Securities Act, except that nothing contained in this Section 8 shall relieve the Company from complying with any request for registration, qualification or compliance made pursuant to the other provisions of this Agreement. For the purpose of this
Section 8, Registrable Securities shall also be deemed to include any Series A Stock, Series B Stock or Series C Stock held by a Holder.

     9. TERMINATION OF COMPANY'S OBLIGATIONS. The Company shall have no obligations pursuant to Section 2, 3, or 13 hereof with respect to any request or request made by any Holder after September 30, 2001.

     10. RULE 144 REPORTING. With a view to making available to the Holders the benefits of certain rules and regulations of the Commission which may permit the sale of Registrable Securities to the public without registration, the Company agrees to:

          (a) use its best efforts to make and keep public information available, as those terms are understood and defined in SEC Rule 144 under the Securities Act, at all times after ninety (90) days after the effective date of the first registration under the Securities Act filed by the Company that involves a sale of securities of the Company to the general public;

          (b) use its best efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"); and

          (c) take such action, including the voluntary registration of its Common Stock under Section 3 of the Securities Exchange Act, as is necessary to enable the Holders to utilize From S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

          (d) furnish to any Holder, so long as such Holder owns any Registrable Securities, forthwith upon written request a written statement by the Company that it has complied with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Securities Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission permitting the Holder to sell any such securities without registration.

     11. STANDOFF AGREEMENT. Each Holder agrees, so long as such Holder holds at least one percent (1%) of the Company's outstanding voting equity securities, in connection with the Company's initial public offering of the Company's securities, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as

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the case may be, for such period of time (not to exceed one hundred eighty (180)
days) from the effective date of such registration as may be requested by the underwriter.

     12.  TRANSFER OF REGISTRATION RIGHTS.

          (a) Except as otherwise provided herein, the rights to cause the Company to register securities granted by the Company under Sections 2, 3 and 13 may be assigned or otherwise conveyed to a transferee or assignee of Registrable Securities, who shall be considered a "Holder" for purposes of this Agreement; provided that (i) such transfer is effected in accordance with applicable federal and state securities laws, (ii) such transferee or assignee becomes a party to this Agreement or agrees in writing to be subject to the terms hereof to the same extent as if he were an original purchaser hereunder and (iii) such transferee or assignee (A) is a wholly owned subsidiary or constituent partner (including limited partners) or affiliate of the transferring Holder, or (B) acquires at least one hundred thousand (100,000) shares of Series A Stock, Series B Stock or Series C Stock or an equivalent amount of Registrable Securities issued upon conversion thereof and, provided further, that the Company is given written notice by such Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned.

     13. FORM S-3 REGISTRATION. In case the Company shall receive from any Holder or Holders a written request or requests that the Company effect a registration on Form S-3 (or any substantially equivalent registration form under the Securities Act subsequently adopted by the Commission that permits inclusion or incorporation by reference to other documents filed by the Company with the Commission) and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

          (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

          (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company, except that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 13: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts and commissions) of less than $500,000; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 60 days after receipt of the request of the Holder or

Holders under this Section 13, except that the Company shall not utilize this right more than once in any twelve (12) month period; (4) if the Company has already effected one registration on Form S-3 for the Holders during the immediately preceding six (6) month period; or (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

          Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with a registration requested pursuant to this Section 13, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of counsel for the selling Holder or Holders shall be borne pro rata by the Holder or Holders participating in the Form S-3 registration. Registrations effected pursuant to this Section 13 shall not be counted as demands for registration or registrations effected pursuant to
Section 2 or 3, respectively.

     14. LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date hereof, the Company, except as provided in Section 15 below, shall not, without the prior written consent of Holders owning more than 50% of the outstanding Series A Stock, 50% of the outstanding Series B Stock, 50% of the outstanding shares of Series C Stock, an equivalent amount of Registrable Securities issued upon conversion thereof, or any combination with respect thereto, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder of any securities of the Company to include such securities in any registration filed under Section 2 hereof, unless (anything in subsection 2(b) to the contrary notwithstanding) under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not diminish the amount of Registrable Securities which are included.

     15. ADDITIONAL PURCHASERS. Notwithstanding Section 14 above, the Company shall have the right to cause those persons acquiring shares of Series C Stock from the Company after the date hereof ("Additional Purchasers") to become parties hereto upon the purchase of such Series C Stock and to be entitled to exercise all rights and privileges granted to the Purchasers hereunder.

     16.  RIGHT OF FIRST REFUSAL ON COMPANY ISSUANCES.

          (a) RIGHT OF FIRST REFUSAL. The Company hereby grants to each Holder the right of first refusal to purchase, pro rata, all (or any part) of New Securities (as defined in this Section 16) that the Company may, from time to time propose to sell and issue. Such Holder's pro rata share, for purposes of this right of first refusal, is the ratio, the numerator of which is the number of shares of Common Stock then owned or issuable upon conversion of the Series A Stock, Series B Stock or Series C Stock of the Company then owned by such Holder, and the denominator of which is the total number of shares of Common Stock outstanding immediately prior to the issuance of the New Securities, assuming full conversion of all outstanding shares of Series A Stock, Series B Stock and Series C Stock of the Company. This right of first refusal shall be subject to the following provisions listed below.

          (b) "New Securities" shall mean any capital stock of the Company, whether now authorized or not, and rights, options, or warrants to purchase said capital stock, and securities of any type whatsoever that are, or may become, convertible into said capital stock; provided, however, that "New Securities" does not include (i) securities issuable upon conversion of or with respect to Series A Stock, Series B Stock and Series C Stock; (ii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase or substantially all of the assets, or other reorganization whereby the Company owns more than fifty percent (50%) of the voting power of such corporation; (iii) shares of the Company's Common Stock (or related options) issued to employees, officers or consultants of the Company pursuant to any employee stock offering, plan, or arrangement approved by the Board of Directors; (iv) shares of the Company's Common Stock, Series A Stock, Series B Stock or Series C Stock issued in connection with any stock split, stock dividend, or similar recapitalization by the Company; (v) those shares of Series C Stock to be issued to the Additional Purchasers; or (vi) securities issued pursuant to equipment or debt financing or leases which are approved by the Company's Board of Directors.

          (c) In the event that the Company proposes to undertake an issuance of New Securities, it shall give each Holder written notice of its intention, describing the type of New Securities, the price, and the general terms upon which the Company proposes to issue the same. Each Holder shall have twenty
(20) days from the date of mailing of any such notice to agree to purchase up to its full pro rata share of such New Securities for the price and upon the general terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

          (d) In the event that Holders fail to exercise in full the right of first refusal within said twenty (20) day period the Company shall have ninety
(90) days thereafter to sell or enter into an agreement providing for the closing of the sale of the New Securities respecting which the Holders' rights were not exercised within thirty (30) days of such agreement at a price and upon general terms no more favorable to the purchasers thereof than specified in the Company's notice. In the event the Company has not sold, or entered into an agreement for the sale of the New Securities within such ninety (90) day period, the Company shall not thereafter issue or sell any New Securities, without first offering such securities to the Holders in the manner provided above.

          (e) The right of first refusal granted under this Agreement shall not apply to and shall expire upon the first closing of the first firmly underwritten public offering of Common Stock of the Company that is pursuant to a registration statement filed with, and declared effective by, the Commission under the Securities Act, covering the offer and sale of Common Stock to the public at a per share price (prior to underwriter commissions and expenses) of at least three dollars ($3.00) and at an aggregate offering price (before deduction for underwriter commissions and expenses) of not less than ten million dollars ($10,000,000) (the "Initial Public Offering").

          (f) This right of first refusal is assignable only to an affiliate of a Holder or in connection with a sale or transfer of Registrable Securities.

     17.  FINANCIAL STATEMENTS.

          (A) ANNUAL REPORT. For fiscal years ending after the Closing Date, the Company agrees to deliver to each Holder:

              (i) as soon as practicable after the end of each fiscal year, and in any event within ninety (90) days thereafter, a balance sheet of the Company as at the end of such fiscal year and a statement of operations and a statement of sources and application of funds of the Company for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the two (2) previous fiscal years, all in reasonable detail and audited by independent public accountants selected by the Company; and

              (ii) within forty-five (45) days after the end of each of the first three quarters of each fiscal year, an unaudited consolidated profit or loss statement for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter.

          (B) ANNUAL PLAN. Within ten (10) days of adoption by the Board of Directors but not later than the beginning of each fiscal year of the Company, the Company shall submit to each Holder an annual plan for such year which shall include quarterly capital and operating expense budgets, cash flow statements, manpower projections, projected balance sheets, profit and loss projections and sales projections for each month and for the end of such year itemized in such detail as the Board of Directors may reasonably determine. Approval of such budgets, statements and projections shall be required by a majority of the Board of Directors. If the annual plan is modified by the Board of Directors to reflect changes as a result of operating results and other events that occur during the year covered by the annual plan, copies of such modification shall be promptly submitted to each Holder.

          (C) TERMINATION OF REPORTS AND RIGHTS. The Company shall deliver the reports and give the rights specified in this Section 17 to each Holder until the earlier of (i) the closing of the Initial Public Offering, or (ii) the date on which the total number of shares of Series A Stock, Series B Stock or Series C Stock then held by such Holder (including shares of Common Stock obtained upon conversion thereof) represents less than 500,000 shares of Series A Stock, Series B Stock or Series C Stock, at which time the Company's obligation to deliver such reports or give such rights to such Holder shall terminate.

          (D) ASSIGNMENT OF RIGHTS TO INFORMATION. The rights granted pursuant to this Section 17 may not be assigned or otherwise conveyed by any Holder or by any subsequent transferee of any such rights without the written consent of the Company, which consent shall not be unreasonably withheld; provided that the Company may refuse such written consent if the proposed transferee is a competitor of the Company as determined by the Company's Board of Directors; and provided further, that no such written consent shall be required if the transfer is made to a party who is not a competitor of the Company and who is a parent, subsidiary, affiliate, partner or group member of any Investor.

          (E) CONFIDENTIALITY. Each Holder agrees that it will keep confidential and will not disclose or divulge any confidential, proprietary or secret information which such Holder may obtain from the Company, and which the Company has prominently marked "Confidential", "Proprietary" or "Secret" or has otherwise identified as being such, pursuant to financial statements, reports and other materials submitted by the Company as required hereunder unless such information is or become known to the Holder from a source other than the Company or is or becomes publicly known, or unless the Company gives its written consent to the Holder's release of such information, except that no such written consent shall be required (and Holder shall be free to release such information) if such information is to be provided to a Holder's counsel or accountant, or to an officer, director or partner of a Holder, provided that the Holder shall inform the recipient of the confidential nature of such information, and shall instruct the recipient to treat the information as confidential.

     18.  MISCELLANEOUS.

          (A) GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

          (B) SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto whose rights or obligations hereunder are affected by such amendments.

          (C) NOTICES. Except as otherwise provided, all notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, addressed (a) if to the Holder, at each Holder's address set forth below its signature, or at such other address as such Holder shall have furnished to the Company in writing, or (b) if to any other holder of any of the Series A Stock, Series B Stock and Series C Stock or other securities issued with respect thereto, at such address such holder shall have furnished the Company in writing, or until any such holder furnishes an address to the Company, then to and at the address of the last holder of such securities who has so furnished an address to the Company, or (c) if to the Company, at its address set forth below, or at such other address as the Company shall have furnished to the Holders in writing.

          (D) AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of the Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company, the holders of more than fifty percent (50%) of the outstanding shares of Series A Stock, Series B Stock and Series C Stock (including, for such purposes, on a proportional basis, any shares of Common Stock into which any of the Series A Stock, Series B Stock and Series C Stock have been converted that have not been sold to the public). Any amendment or waiver effected in accordance with this Section shall be binding upon each Holder, each future holder of all such securities, and the Company.

          (E) TITLES AND SUBTITLES. The titles of the Sections and Subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          (F) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          (G) AMENDED AGREEMENT. This Agreement shall become effective and supersede the Amended Agreement in its entirety upon the last to occur of the following: (a) the execution and delivery of this Agreement by (i) the Company,
(ii) Series A Investors holding more than fifty percent (50%) of the Series A Stock, (iii) Series B Investors holding more than fifty percent (50%) of the Series B Stock, (iv) Series C Investors purchasing Series C Stock at the first closing pursuant to the Series C Agreement; and (v) the initial issuance of Series C Stock by the Company. At such time as the Amended Agreement is so superseded, any rights and obligations of the Company and the Series A Investors and Series B Investors thereunder shall be terminated and of no further force and effect.

          (H) SEVERABILITY. Should any provision of this Agreement be determined to be illegal or unenforceable, such determination shall not affect the remaining provisions of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.


PIONEER SEMICONDUCTOR                    INVESTORS:
 CORPORATION


By:  /s/ Alex C. Hui
   ----------------------------          ---------------------------------
   Alex C. Hui, President                Name


   Address:                              Address:

   2343 Bering Drive                     _________________________________
   San Jose, CA 95131                    _________________________________
                                         _________________________________

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.


PIONEER SEMICONDUCTOR                    INVESTORS:
 CORPORATION


By:  /s/ Alex C. Hui                      /s/ ^^
   ----------------------------          ---------------------------------
   Alex C. Hui, President                Name


   Address:                              Address:

   2343 Bering Drive                      ^^
   San Jose, CA 95131                    ---------------------------------

                                         ---------------------------------

                                         ---------------------------------

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.


PIONEER SEMICONDUCTOR                    INVESTORS:
 CORPORATION


By:  /s/ Alex C. Hui                      /s/ ^^
   ----------------------------          ---------------------------------
   Alex C. Hui, President                Name


   Address:                              Address:

   2343 Bering Drive                     12-IF.261.SEC 1
   San Jose, CA 95131                    ---------------------------------
                                         Tunhwa S. Road
                                         ---------------------------------
                                         Taipei, Taiwan
                                         ---------------------------------

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.


PIONEER SEMICONDUCTOR                    INVESTORS:
 CORPORATION


By:  /s/ Alex C. Hui                      /s/ ^^
   ----------------------------          ---------------------------------
   Alex C. Hui, President                Name


   Address:                              Address:

   2343 Bering Drive                     12-IF.261.SEC 1
   San Jose, CA 95131                    ---------------------------------
                                         Tunhwa S. Road
                                         ---------------------------------
                                         Taipei, Taiwan
                                         ---------------------------------

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.


                       PIONEER SEMICONDUCTOR CORPORATION


                       By: /s/ Alex C. Hui
                          ----------------------
                          Alex C. Hui, President






                       INVESTORS:


                       HOLDERS OF SERIES A PREFERRED STOCK:


                        /s/ Chen-Yueh Chin
                       __________________________
                       Chen-Yueh Chin


                        /s/ Sze-Wu Hsu
                       __________________________
                       Sze-Wu Hsu


                        /s/ Chih-Ray Hsu
                       __________________________
                       Chih-Ray Hsu


                        /s/ Yu-Pu Hsu
                       __________________________
                       Yu-Pu Hsu


                        /s/ Koh Tong Poat
                       __________________________
                       Koh Tong Poat


                        /s/ Tay Kia Hong
                       __________________________
                       Tay Kia Hong


                        /s/ Tay Thiam Yew
                       __________________________
                       Tay Thiam Yew

                        /s/ Tay Thiang Phong
                       __________________________
                       Tay Thiang Phong


                        /s/ Tay Thiam Song
                       __________________________
                       Tay Thiam Song


                        /s/ Tay Tian Liang
                       __________________________
                       Tay Tian Liang


                        /s/ Jeffrey Young
                       __________________________
                       Jeffrey Young



                       HOLDERS OF SERIES B PREFERRED STOCK:



                        /s/ Yu-Pu Hsu
                       __________________________
                       Yu-Pu Hsu


                        /s/ Koh Tong Poat
                       __________________________
                       Koh Tong Poat


                        /s/ Tay Kia Hong
                       __________________________
                       Tay Kia Hong


                        /s/ Tay Thiam Yew
                       __________________________
                       Tay Thiam Yew


                        /s/ Tay Thiang Phong
                       __________________________
                       Tay Thiang Phong



                        /s/ Tay Thiam Song
                       __________________________
                       Tay Thiam Song

                        /s/ Tay Tian Liang
                       __________________________
                       Tay Tian Liang


                        /s/ Jeffrey Young
                       __________________________
                       Jeffrey Young


                        /s/ Chih-Fang Hsu
                       __________________________
                       Chih-Fang Hsu